Policyholder Account Balances - Successor	12 Months Ended
Dec. 31, 2015
Policyholder Account Balances - Successor
9.	Policyholder Account Balances — Successor

As of December 31, 2015 and 2014, policyholders’ account balances consisted of the following:

($ in thousands)	December 31, 2015	December 31, 2014
Interest-sensitive life contracts	$5,210,152	$5,085,470
Individual annuities	5,896,019	6,662,985
Other	14,394	15,857

Total policyholders’ account balances	$11,120,565	$11,764,312

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates range from 0.4% to 6.0% for interest sensitive contracts. Interest crediting rates for individual annuities range from 0.0% to 6.0%.